UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2011

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Fixed-Income Shares, Inc.

Government STIF Portfolio

April 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Government STIF Portfolio	$1,000	$1,000	$1,000.79	$1,024.74	$0.05	$0.05
*	Expenses are equal to the classes' annualized expense ratio of 0.01%. Hypothetical expense is equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	1

Fund Expenses

PORTFOLIO OF INVESTMENTS

April 30, 2011

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.0%
U.S. Government & Government Sponsored Agency Obligations – 92.3%
Federal Farm Credit Bank 2/22/12(a)	0.10%	$8,800	$8,792,050
6/28/11(a)	0.12%	15,000	14,999,757
7/15/11(a)	0.13%	20,000	19,999,582
5/19/11(a)	0.14%	15,000	15,000,000
11/17/11(a)	0.16%	11,500	11,498,174
7/20/12(a)	0.17%	30,000	29,988,856
12/20/11(a)	0.17%	25,000	24,996,792
12/08/11(a)	0.18%	9,400	9,397,623
6/28/12(a)	0.19%	25,000	24,997,089
1/06/12(a)	0.20%	25,000	24,994,763
5/22/12(a)	0.20%	25,000	24,998,658
4/23/12(a)	0.22%	11,400	11,401,417
2/13/12(a)	0.23%	15,000	15,002,461
6/22/11(a)	0.26%	5,000	5,000,661
4/12/12(a)	0.26%	11,000	11,003,185
9/07/12(a)	0.26%	10,000	10,002,758
7/20/11(a)	0.30%	3,000	3,001,205
Federal Farm Credit Discount Notes 7/27/11	0.07%	100,000	99,983,083
5/12/11	0.17%	8,000	7,999,585
5/20/11	0.17%	5,000	4,999,565
5/12/11	0.18%	2,500	2,499,866
5/20/11	0.18%	2,500	2,499,769
5/24/11	0.18%	25,000	24,997,205
10/24/11	0.19%	10,000	9,990,711
7/29/11	0.20%	24,500	24,487,886
8/11/11	0.22%	7,150	7,145,543
10/20/11	0.22%	1,500	1,498,423
11/17/11	0.23%	3,508	3,503,518
Federal Home Loan Bank 7/20/11(a)	0.12%	13,000	12,998,133
8/01/11(a)	0.15%	10,000	9,999,112
1/30/12(a)	0.15%	800	799,395
11/01/12(a)	0.15%	25,000	24,988,592
10/26/12(a)	0.16%	25,000	24,992,477
2/17/12(a)	0.19%	23,500	23,489,939
Federal Home Loan Bank Discount Notes 5/27/11	0.04%	50,000	49,998,736
6/01/11	0.04%	11,854	11,853,643
5/25/11	0.06%	10,800	10,799,568
6/08/11	0.06%	11,600	11,599,265
6/10/11	0.06%	10,000	9,999,333
6/29/11	0.06%	29,100	29,097,377

2	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

6/08/11	0.07%	$67,427	$67,422,018
6/15/11	0.07%	16,000	15,998,600
6/17/11	0.07%	20,000	19,998,172
7/06/11	0.07%	100,000	99,987,167
5/25/11	0.08%	2,125	2,124,887
7/08/11	0.08%	7,636	7,634,846
7/15/11	0.08%	130,000	129,979,375
7/08/11	0.09%	84,810	84,795,913
5/06/11	0.14%	11,000	10,999,786
5/13/11	0.14%	45,500	45,497,877
5/06/11	0.15%	20,800	20,799,581
5/18/11	0.15%	15,000	14,998,973
9/02/11	0.15%	4,300	4,297,852
7/12/11	0.16%	5,000	4,998,400
5/06/11	0.17%	33,800	33,799,202
5/24/11	0.17%	10,000	9,998,914
8/10/11	0.17%	4,816	4,813,703
6/15/11	0.20%	9,500	9,497,625
6/15/11	0.21%	10,472	10,469,251
Federal Home Loan Mortgage Corp. 12/21/11(a)	0.16%	23,000	22,994,042
2/02/12(a)	0.16%	19,755	19,743,803
2/16/12(a)	0.18%	25,000	24,992,887
5/01/12(a)	0.18%	8,210	8,205,004
8/10/12(a)	0.19%	30,000	29,988,398
5/11/12(a)	0.21%	15,000	14,998,453
8/05/11(a)	0.24%	25,400	25,404,943
Federal Home Loan Mortgage Discount Notes 6/06/11	0.06%	30,000	29,998,206
6/13/11	0.06%	24,000	23,998,280
6/15/11	0.07%	9,540	9,539,201
7/05/11	0.07%	81,943	81,932,643
7/11/11	0.07%	16,364	16,361,741
7/18/11	0.07%	35,000	34,994,692
7/05/11	0.08%	39,945	39,939,591
7/11/11	0.08%	80,119	80,107,149
8/01/11	0.12%	3,650	3,648,881
6/06/11	0.13%	1,270	1,269,835
5/09/11	0.14%	18,438	18,437,426
5/16/11	0.14%	22,721	22,719,675
5/02/11	0.17%	25,550	25,549,879
6/01/11	0.17%	11,193	11,191,361
7/12/11	0.17%	6,595	6,592,758
7/18/11	0.17%	11,530	11,525,753
8/03/11	0.17%	3,250	3,248,557
8/08/11	0.17%	25,000	24,988,313
5/02/11	0.18%	75,000	74,999,625
5/04/11	0.18%	8,460	8,459,873

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

5/17/11	0.18%	$17,900	$17,898,568
7/25/11	0.18%	2,400	2,399,008
8/01/11	0.18%	5,000	4,997,700
5/04/11	0.19%	12,700	12,699,804
7/07/11	0.19%	3,088	3,086,908
6/06/11	0.20%	39,560	39,552,088
6/20/11	0.21%	50,000	49,985,417
7/18/11	0.21%	20,000	19,991,116
7/05/11	0.22%	8,334	8,330,690
8/02/11	0.23%	10,000	9,994,058
Federal National Mortgage Association 8/11/11(a)	0.14%	24,000	23,996,962
9/19/11(a)	0.17%	10,000	9,998,459
7/26/12(a)	0.20%	12,700	12,699,201
8/23/12(a)	0.23%	30,000	30,011,952
9/17/12(a)	0.25%	17,000	17,007,129
Federal National Mortgage Association Discount Notes 5/25/11	0.04%	54,700	54,698,541
5/05/11	0.06%	11,600	11,599,923
6/01/11	0.06%	19,580	19,578,988
6/02/11	0.06%	50,000	49,997,333
6/06/11	0.06%	90,000	89,994,600
6/13/11	0.06%	100,000	99,992,833
6/15/11	0.06%	12,546	12,545,059
6/07/11	0.07%	50,000	49,996,608
6/09/11	0.07%	10,000	9,999,241
6/13/11	0.07%	15,000	14,998,746
7/05/11	0.07%	30,000	29,996,208
7/20/11	0.07%	20,000	19,996,711
7/13/11	0.08%	92,690	92,675,903
9/01/11	0.12%	20,000	19,991,800
5/09/11	0.14%	7,046	7,045,781
5/11/11	0.14%	16,650	16,649,353
9/01/11	0.14%	22,350	22,339,691
6/15/11	0.15%	5,000	4,999,063
7/08/11	0.15%	1,292	1,291,634
6/09/11	0.16%	32,500	32,494,543
7/08/11	0.16%	1,700	1,699,486
5/04/11	0.17%	75,000	74,998,937
5/27/11	0.17%	20,000	19,997,544
6/15/11	0.17%	12,000	11,997,450
6/27/11	0.17%	10,000	9,997,388
7/13/11	0.17%	14,852	14,847,016
5/16/11	0.18%	3,764	3,763,718
5/18/11	0.18%	49,650	49,645,780
5/25/11	0.18%	26,500	26,496,820
5/02/11	0.19%	3,142	3,141,983

4	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

5/09/11	0.19%	$13,436	$13,435,448
5/16/11	0.19%	10,000	9,999,229
U.S. Treasury Bills 7/07/11	0.06%	100,000	99,988,833
7/14/11	0.08%	50,000	49,992,292
8/25/11	0.16%	30,000	29,984,920
U.S. Treasury Notes 5/31/11	0.88%	55,000	55,032,096
7/31/11	1.00%	25,000	25,056,756
8/31/11	1.00%	50,000	50,137,706
6/30/11	1.13%	55,000	55,086,509

			3,478,070,396

Repurchase Agreements – 7.7%
Barclays Capital 0.06%, dated 4/20/11 due 5/03/11 in the amount of $35,000,758 (collateralized by $26,967,300 U.S. TIPS, 2.00% due 1/15/14, value $35,700,077)		35,000	35,000,000
Barclays Capital 0.06%, dated 4/14/11 due 5/16/11 in the amount of $25,001,333 (collateralized by $19,262,400 U.S. TIPS, 2.00% due 1/15/14, value $25,500,112)		25,000	25,000,000
Barclays Capital 0.07%, dated 4/26/11 due 5/16/11 in the amount of $40,001,556 (collateralized by $30,819,800 U.S. TIPS, 2.00% due 1/15/14, value $40,800,125)		40,000	40,000,000
Barclays Capital 0.08%, dated 4/25/11 due 5/23/11 in the amount of $40,002,489 (collateralized by $30,819,800 U.S. TIPS, 2.00% due 1/15/14, value $40,800,125)		40,000	40,000,000
Greenwich Securities 0.07%, dated 4/20/11 due 5/09/11 in the amount of $50,001,847 (collateralized by $50,825,000 U.S. Treasury Note, 0.625% due 1/31/13, value $51,000,609)		50,000	50,000,000
Mizuho Securities USA 0.03%, dated 4/29/11 due 5/02/11 in the amount of $45,000,113 (collateralized by $38,976,800 U.S. TIPS & U.S. Treasury Note, 1.625% to 2.75%, due 10/31/13 to 7/15/17, value $45,900,058)		45,000	45,000,000

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UBS 0.03%, dated 4/29/11 due 5/02/11 in the amount of $53,800,135 (collateralized by $54,613,300 U.S. Treasury Note, 1.00% due 7/31/11, value $54,876,041)	$53,800	$53,800,000

		288,800,000

Total Investments – 100.0% (cost $3,766,870,396)		3,766,870,396
Other assets less liabilities – 0.0%		601,158

Net Assets – 100.0%		$3,767,471,554

(a)	Floating Rate Security. Stated interest rate was in effect at April 30, 2011.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

6	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011

Assets
Investments in securities, at value (cost $3,766,870,396)	$3,766,870,396
Cash	81,785
Interest receivable	620,180

Total assets	3,767,572,361

Liabilities
Audit fee payable	43,221
Administrative fee payable	25,977
Custody fee payable	11,155
Legal fee payable	7,337
Printing fee payable	6,201
Transfer Agent fee payable	1,237
Accrued expenses	5,679

Total liabilities	100,807

Net Assets	$3,767,471,554

Composition of Net Assets
Capital stock, at par	$1,883,727
Additional paid-in capital	3,765,570,102
Undistributed net investment income	3,208
Accumulated net realized gain on investment transactions	14,517

Net Assets	$3,767,471,554

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	3,767,453,829

Net Asset Value Per Share	$1.00

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income
Interest		$5,388,941

Expenses
Custodian	$144,750
Administrative	74,335
Directors’ fees	50,038
Audit	41,474
Legal	39,785
Transfer agency	18,850
Printing	15,150
Registration fees	1,318
Miscellaneous	45,365

Total expenses		431,065

Net investment income		4,957,876

Realized Gain on Investment Transactions
Net realized gain on investment transactions		14,517

Net Increase in Net Assets from Operations		$4,972,393

See notes to financial statements.

8	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2011	Year Ended April 30, 2010
Increase in Net Assets from Operations
Net investment income	$4,957,876	$1,790,831
Net realized gain on investment transactions	14,517	3,208

Net increase in net assets from operations	4,972,393	1,794,039
Dividends to Shareholders from
Net investment income	(4,957,876)	(1,818,358)
Capital Stock Transactions
Net increase	2,017,140,435	732,655,980

Total increase	2,017,154,952	732,631,661
Net Assets
Beginning of period	1,750,316,602	1,017,684,941

End of period (including undistributed net investment income of $3,208 and $0, respectively)	$3,767,471,554	$1,750,316,602

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	9

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”) which commenced operations on December 13, 2006. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government & Government Sponsored Agency Obligations	$—	$3,478,070,396	$—	$3,478,070,396
Repurchase Agreements	—	288,800,000	—	288,800,000

Total	$—	$3,766,870,396	$—	$3,766,870,396

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

5. Dividends and Distributions

The Fund declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund’s Board of Directors. Pursuant to the Advisory Agreement, the Portfolio paid $74,335 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended April 30, 2011.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended April 30, 2011.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At April 30, 2011, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended April 30, 2011 and April 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$4,957,876	$1,818,358

Total taxable distributions	4,957,876	1,818,358

Total distributions paid	$4,957,876	$1,818,358

As of April 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$17,725

Total Accumulated Earnings	$17,725

During the current fiscal year, permanent differences were primarily due to a dividend reclassification that resulted in an increase in undistributed net investment income and a decrease to accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

12	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended April 30, 2011	Year Ended April 30, 2010

Shares sold	23,101,263,594	20,203,938,920

Shares issued in reinvestment of dividends	4,957,876	1,818,358

Shares redeemed	(21,089,081,035)	(19,473,101,298)

Net increase	2,017,140,435	732,655,980

NOTE E

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Fund invests in highly-rated securities to minimize credit risk.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

14	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended April 30,						December 13, 2006(a) to April 30,
	2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)	.00	(c)	.00	(c)	.01	.04	.02
Net realized and unrealized gain (loss) on investment transactions(c)	.00		.00		.00	.00	.00

Net increase in net asset value from operations	.00	(c)	.00	(c)	.01	.04	.02

Less: Dividends
Dividends from net investment income	(.00	)(c)	(.00	)(c)	(.01)	(.04)	(.02)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(d)	.17%		.16%		1.49%	4.40%	1.99%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$3,767		$1,750		$1,018	$1,791	$1,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.01	%(e)	.05%		.07%	.03%	.06	%(f)
Expenses, before waivers/reimbursements	.01	%(e)	.05%		.07%	.03%	.07	%(f)
Net investment income	.17	%(e)	.15%		1.59%	4.16%	5.14	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	15

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

AllianceBernstein Fixed-Income Shares, Inc. and Shareholders of the Government STIF Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Government STIF Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Fixed-Income Shares, Inc.) as of April 30, 2011 and the statement of operations for the year end then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government STIF Portfolio at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 24, 2011

16	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2011. For foreign shareholders, 99.73% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	17

Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Fixed Income Shares (the “Fund”) was held on November 5, 2010.

At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors, and the fifth item of business, changes to the fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	2,586,915,009	None
Michael J. Downey	2,586,915,009	None
William H. Foulk, Jr.	2,586,915,009	None
D. James Guzy	2,586,915,009	None
Nancy P. Jacklin	2,586,915,009	None
Robert M. Keith	2,586,915,009	None
Garry L. Moody	2,586,915,009	None
Marshall C. Turner, Jr.	2,586,915,009	None
Earl D. Weiner	2,586,915,009	None

	Voted For	Voted Against	Abstained
5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	2,586,915,009	None	None

18	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Robert M. Keith, President and Chief Executive Officer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	19

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

20	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 78 Chairman of the Board (1990)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, ## 69 (1993)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	98	None

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	21

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 67 (2006)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	98	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, ## 75 (2006)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director of one or more of the AllianceBernstein Funds since 1982.	98	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

22	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	98	None

Garry L. Moody, ## 59 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touch LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	98	None

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	23

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., ## 69 (2006)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, ## 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	98	None

24	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Fair Value Pricing Committee.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	25

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. prior to March 2003.

Raymond J. Papera 55	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Maria R. Cona 56	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2006.

Edward J. Dombrowski 33	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

John Giaquinta 47	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of the Government STIF Portfolio, the Fund’s sole portfolio, at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors noted that the Fund is a money market fund used for the short-term investment of cash portions of institutional client accounts of the Adviser, including most of the AllianceBernstein Funds (the “AFIS Investors”). The directors also noted that no advisory fee is payable by the Fund except that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the request of the Fund by employees of the Adviser or its affiliates and that a similar provision is included in the Adviser’s advisory agreements with most of the AllianceBernstein Funds. However, the directors also noted that the Adviser is indirectly compensated for its services to the Fund by the AFIS Investors. The AFIS Investors pay the Adviser advisory fees pursuant to their advisory agreements with the Adviser.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	27

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement (zero). The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency services to the Fund, and that the profitability methodology attributed revenues and

28	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

expenses to the Fund relating to the AFIS Investors. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including in the case of the Fund, the fact that it does not pay an advisory fee. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund in 2008 was not unreasonable and noted that the Adviser’s relationship with the Fund was not profitable to it in 2009. The directors also considered that the Adviser bears certain costs in order to provide services to the Fund.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the expense reimbursements payable under the Advisory Agreement (noting that the advisory fee for the Fund is zero), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis) and the transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also noted that the Adviser is compensated by the AFIS Investors for providing advisory services to them. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Lipper Money Market Funds Average (the “Lipper Average”), in each case for the 1- and 3-year periods ended July 31, 2010 and (in the case of comparisons with the Lipper Average) for the since inception period (December 2006 inception). The directors noted that on a gross return basis, the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that the Fund outperformed the Lipper Average in the 1- and 3-year and the since inception periods. Based on their review, and taking into account the short performance history of the Fund, the directors concluded that the Fund’s relative performance was acceptable.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	29

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors also reviewed certain information showing the fees paid to the Adviser by the AFIS Investors and the fees paid to the Adviser by other money market funds advised by the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that although the fees paid by the AFIS Investors to the Adviser vary, the portion of such fees deemed by the Adviser to be attributable to cash management services is the same for each AFIS Investor (the “implied fee”). Based on their review, the directors concluded that the advisory arrangements for the Fund, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV. The directors recognized that comparisons of the institutional fee rate with the portion of the implied fee rate attributable to portfolio management were not practicable. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, and the unusual fee structure for the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered information provided by Lipper showing the total non-advisory expense ratio of the Fund compared with the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. In light of the zero advisory fee payable by the Fund, the Senior Officer concluded that comparative information about non-advisory expenses would be more useful than information about total expenses. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The non-advisory expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors took note that it was likely that the non-advisory expense ratios of some funds in the Fund’s Lipper category also were lowered by reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is

30	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s total non-advisory expense ratio was lower than the Expense Group median but higher than the Expense Universe median. The directors concluded that the Fund’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the AllianceBernstein Funds that invest in the Fund incorporate breakpoints.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	31

THE FOLLOWING IS NOT PART OF THE FINANCIAL STATEMENTS OR SHAREHOLDER REPORT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.”

32	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S.                      2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES AND EXPENSE REIMBURSEMENTS & RATIOS

The Portfolio is not charged a fee by the Adviser for advisory services although the investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The Portfolio is meant to provide an investment option to institutional clients of the Adviser, including most of the AllianceBernstein Mutual Funds, with the exception of AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Exchange Reserves and AllianceBernstein Corporate Income Shares, for short-term investment of uninvested cash, including cash held to cover long futures, TBA (“To Be Announced”) mortgage-backed securities, forward settlements, and OTC derivatives positions. The Portfolio is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser will be indirectly compensated for its services to the Portfolio by compensation the Adviser receives from institutional clients that invest in the Portfolio.

The Portfolio’s net assets on September 30, 2010 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)
Government STIF Portfolio	$2,490.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $87,452 (0.007% of the Portfolio’s average daily net assets) for providing such service.

Set forth below is the total expense ratio of the Portfolio, annualized for the most recently completed fiscal year:

Portfolio	Total Expense Ratio (4/30/10)	Fiscal Year
Government STIF Portfolio	0.05%	April 30

3	Jones v. Harris at 11.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	33

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that is not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as that of the Portfolio.

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

34	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolio. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolio at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolio.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratio of the Portfolio to that of the Portfolio’s Lipper Expense Group (“EG”)5 and Lipper Expense Universe (“EU”)6 peers.7 Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolio does not pay an advisory fee, the Portfolio’s total expense ratio is also compared to the total expense ratios of its peers, excluding management fees. The result of Lipper’s comparison is set forth below:

Portfolio	Expense Ratio (%)[8]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.050	0.219	1/11	0.210	1/48
excluding management fees	0.050	0.051	5/11	0.044	32/54

5	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

6	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

8	Most recently completed fiscal year total expense ratio.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	35

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee directly to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which decreased in 2009 relative to 2008, was calculated using a weighted average of the profitability of the institutional clients that invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the indirect profits that the Adviser earns from managing assets of institutional clients that utilize the Portfolio to invest short-term cash, certain of the Adviser affiliates have a business relationship with the Portfolio and earn a profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser and the Portfolio’s underwriter, does not receive a fee for its services. AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent, received $18,000 during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,9 subsidies and enhancement to services. Based on some of the

9	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

36	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $484 billion as of September 30, 2010, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

10	The Deli study was originally published in 2002 based on 1997 data.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	37

The information below, prepared by Lipper, shows the 1, 3 year gross performance return of the Portfolio relative to the median of the Portfolio’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended July 31, 2010.13

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF
1 Year	0.20	0.27	0.29	11/11	51/53
3 Year	1.62	1.76	1.76	11/11	44/47

Set forth below is the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:14

	Periods Ending July 31, 2010 Annualized Net Performance
	1 Year (%)	3 Year (%)	Since Inception (%)
Government STIF Portfolio	0.14	1.57	2.22
Lipper Money Market Funds Average[15]	0.03	1.37	1.93
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

13	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU is somewhat different from that of an EU.

14	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2010.

15	Benchmark inception is the nearest month end after the Portfolio’s actual inception date.

38	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	39

AllianceBernstein Family of Funds

NOTES

40	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

NOTES

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	41

NOTES

42	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

NOTES

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	43

NOTES

44	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0151-0411

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Fixed Income Shares

Prime STIF Portfolio	2010	$—	$—	$—
	2011	$—	$—	$—

Government STIF Portfolio	2010	$33,030	$—	$12,408
	2011	$31,400	$—	$11,824

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Fixed Income Shares

Prime STIF Portfolio	2010	$—	$—
			$—
			$—

	2011		$—
			$—
			$—

Government STIF Portfolio	2010	$719,514	$12,408
			$—
			$(12,408)

	2011	$729,220	$11,824
			$—
			$(11,824)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed Income Shares, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2011

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2011